UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2022

Venus Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40024	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Madison Avenue, 6th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 267-4568

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	VENA	The Nasdaq Stock Market LLC
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	VENAU	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	VENAR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	VENAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously reported, on June 10, 2021, Venus Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser” or “Venus”), VIYI Algorithm Inc., a Cayman Islands exempted company (the “VIYI” or the “Company”), Venus Merger Sub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”), and WiMi Hologram Cloud Inc. (the “WiMi” or the “Majority Shareholder”), a Cayman Islands exempted company and the legal and beneficial owner of 73% of the issued and outstanding voting securities of VIYI, entered into a Merger Agreement (the “Merger Agreement”). After the consummation of the Business Combination, the Company will be renamed “MicroAlgo Inc.”

On October 21, 2022, at 10:00 a.m., Eastern time, the Company held an Extraordinary General Meeting of its stockholders of record (the “Extraordinary General Meeting”), at which the Company’s stockholders of record voted on the proposals set forth below, each of which is described in detail in the Preliminary Proxy Soliciting materials filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2022.

As of September 28, 2022, the record date for the Extraordinary General Meeting, there were 6,050,000 shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding and entitled to vote at the Extraordinary Meeting. A total of 5,312,658 shares of the Company Common Stock, representing approximately 87.81% of the issued and outstanding shares of the Company Common Stock, were present in person by virtual attendance or represented by proxy at the Extraordinary General Meeting, constituting a quorum for the Extraordinary General Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Extraordinary General Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders of record. As of October 19, 2022, the end of the redemption period for the shares of the Company Common Stock issued as part of the units in the Company’s initial public offering consummated on February 11, 2021, an aggregate of 4,547,395 shares of the Company ordinary shares were tendered for redemption in connection with the Extraordinary General Meeting.

Proposal 1:

Approval of the Business Combination (the “Business Combination Proposal” or “Proposal 1”).

For	Against	Abstain
5,132,071	180,587	0

Proposal 2:

Approval of the appointment of five (5) members to the Board of directors of Venus (the “Director Election Proposal” or “Proposal 2”).

NOMINEES:

Name	For	Withhold
Jie Zhao	5,132,071	180,587
Min Shu	5,132,071	180,587
Shan Cui	5,312,658	0
Haixia Zhao	5,132,070	180,588
Wengang Kang	5,132,070	180,588

Proposal 3:

Approval for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), the issuance by Venus of an aggregate of 39,603,961 newly issued Venus ordinary shares to the VIYI shareholders pursuant to the Merger Agreement (the “Nasdaq Stock Issuance Proposal” or “Proposal 3”).

For	Against	Abstain
5,132,071	180,587	0

Proposal 4:

Approval by way of amendments to increase the number of authorized ordinary shares to 200,000,000 ordinary shares. For the purposes of the laws of the Cayman Islands, the full text of the resolution is as follows: “RESOLVED, as an ordinary resolution, that the authorized share capital of the Company be amended from USD50,000 divided into 50,000,000 ordinary shares of par value USD0.001 each into USD200,000 divided into 200,000,000 ordinary shares of par value USD0.001 each;” (“Share Increase Proposal” or “Proposal 4”).

For	Against	Abstain
5,132,071	180,587	0

Proposal 5:

Approval by way of special resolution of amendments to Venus’ memorandum and articles of association to change its name to MicroAlgo Inc. For the purposes of the laws of the Cayman Islands, the full text of the resolution is as follows: “RESOLVED, as a special resolution, that the Company change its name from “Venus Acquisition Corporation” to “MicroAlgo Inc.” and, subject to the provisions of the Companies Act (Revised), the change of name take effect immediately from the passing this resolution;” (the “Name Change Proposal” or “Proposal 5”).

For	Against	Abstain
5,132,071	180,587	0

Proposal 6:

Approval by way of special resolution of all other changes in connection with the amendment, restatement and replacement of the Venus’memorandum and articles of association including, among other things, (1) making New Venus’ corporate existence perpetual, and (2) removing certain provisions related to Venus’ status as a blank check company that will no longer be applicable upon consummation of the Business Combination For the purposes of the laws of the Cayman Islands, the full text of the resolution is as follows: “RESOLVED, as a special resolution, that the Memorandum of Association and the Articles of Association, copies of which are attached to the accompanying proxy statement, be and are hereby adopted as the memorandum and articles of association of the Company in substitution for and to the exclusion of the Company’s existing Memorandum of Association and Articles of Association;” (the “Articles Amendment Proposal” or “Proposal 6”).

For	Against	Abstain
5,132,071	180,587	0

Proposal 7:

Approval to adjourn the Extraordinary General Meeting under certain circumstances, which is more fully described in the accompanying proxy statement, which we refer to as the “Adjournment Proposal” or Proposal 7”) and, together with the Business Combination Proposal, the Director Election Proposal, the Nasdaq Stock Issuance Proposal, the Share Increase Proposal, the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal, the “Proposals.”

For	Against	Abstain
4,857,529	455,120	0

Because all of the other proposals had received the requisite approval, this Proposal 7 was rendered moot and not voted at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 25, 2022	VENUS ACQUISITION CORPORATION

	By:	/s/ Yanming Liu
	Name:	Yanming Liu
	Title:	Chief Executive Officer

3